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                                                                    EXHIBIT 10.2
                                                                  EXECUTION COPY

                                        OPTION AGREEMENT, dated as of May 12,
                                2003 among SEATTLE GENETICS, INC., a Delaware corporation (the "Company"), and the other parties hereto (each an "Optionee").

        In order to induce the Optionees to agree to purchase from the Company, on the terms and conditions set forth in the Securities Purchase Agreement dated as of the date hereof (the "Purchase Agreement") among the Company and the Purchasers named therein, shares of its Series A Convertible Preferred Stock, $.001 par value per share, and warrants (the "Warrants") to purchase shares of the Company's common stock, $.001 par value per share (the "Common Stock"), the Company is granting the Optionees a right and option as more fully described herein.

        ACCORDINGLY, in consideration of the foregoing and the covenants, agreements, representations and warranties contained in this Agreement and the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto hereby agree as follows:

        1. Definitions. Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

        2. Grant of Option. The Company hereby grants to the JPMP Entities and BBI an option (exercisable in each such Optionee's sole discretion) to purchase up to an aggregate number of shares of Series A Preferred Stock and Warrants (the "Option Shares") that are convertible into or exercisable for, as the case may be, the lesser of (a) 19.99% of the Common Stock or voting power of the Company outstanding immediately prior to the closing of the transactions contemplated by this Agreement and (b) the maximum amount of Common Stock that the Company is permitted to sell and issue, without stockholder approval, under Applicable Laws, including without limitation those regulations promulgated by the National Associate of Securities Dealers, Inc. and NASDAQ (such option, the "Option") at a purchase price set forth in Section 2.2 and Section 2.3 of the Purchase Agreement (the "Exercise Price"). The aggregate number of Warrant Shares issuable upon exercise of the Warrants will represent 12.5% of the Common Stock into which the shares of Series A Preferred Stock issued hereunder are convertible.

        3. Option Period. The Option may be exercised in whole or in part at any time during the period beginning on the earlier to occur of (a) the date that is 120 days after the date of this Agreement, if the Company has not convened the Stockholders Meeting by such date, (b) the Business Day immediately following the date of the Stockholders Meeting, if the Company does not obtain the Stockholder Approval thereat, or (c) the date that the Company elects to terminate the Purchase Agreement pursuant to Section 9.1(a)(vii) of the Purchase Agreement (such earlier date, the "Initial Exercise Date") and ending on the date that is 10 Business Days after the Initial Exercise Date (the "Expiration Date").

        4. Exercise of Option. At any time after the Initial Exercise Date and before the Expiration Date, any Optionee may send a written notice to the Company requesting confirmation of the actual number of Option Shares. Upon receipt of such request, the Company

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will send to each Optionee written notice of the number of Option Shares. Any or all of the Optionees may exercise this Option in whole or in part by delivering to the Company a written notice stating the number of Option Shares that such Optionee has elected to purchase, provided that any such notice must be countersigned in acknowledgement by all of the Optionees (whether or not participating in such exercise).

        5. Closing of Option. If the Option is exercised, the closing of the issuance and sale of such shares of Series A Preferred Stock will take place as soon as reasonably practicable (but, subject to compliance with Applicable Laws, in no event more than 15 Business Days) after the date upon which the Option is exercised pursuant to the terms set forth in the Purchase Agreement.

        6. Board of Directors; Observer Rights. If the Option is exercised, the Optionees and the Company shall modify and amend the Documents such that the Optionees shall have the right to designate one director to the Board (the "Optionee Director") and one representative (the "Optionee Observer") to be present at all meetings of the Board. The Optionee Director shall be designated by the Optionees holding a majority of the Series A Preferred Stock acquired pursuant to this Agreement. The Optionee Observer shall be appointed by the Optionees that are not entitled to designate the Optionee Director.

        7. Assignment. An Optionee shall have the right to assign all or part of its rights hereunder to any of its Affiliates.

        8. Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

        9. Entire Agreement. This document, together with the Securities Purchase Agreement and any other documents referenced herein or therein, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

        10. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto and, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or

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privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

        11. Termination. This Agreement shall terminate and be of no further force or effect upon the earlier to occur of (i) the exercise by the Optionees of this Option and delivery to the Optionees of the certificate evidencing the Option Shares, (ii) the Expiration Date or (iii) the Closing Date.

        12. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

        13.     Remedies.

                (a) The Optionees shall have all rights and remedies reserved for the Optionees pursuant to this Agreement and will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

                (b) The parties hereto agree that if any parties seek to resolve any dispute arising under this Agreement pursuant to a legal proceeding, the prevailing parties to such proceeding shall be entitled to receive reasonable fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceedings.

                (c) It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to seek injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

        14. Notices. The terms and provisions of Section 10.6 of the Purchase Agreement are expressly incorporated in this Agreement .

        15. Governing Law; Waiver of Jury Trial. All questions concerning the construction, interpretation and validity of the Documents shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of the Documents, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply. Notwithstanding the foregoing provisions of this Section 15, those provisions of this Agreement that relate to the internal governance of the Company and are required by

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Delaware corporate law to be governed by such, shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware.

        BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

        16. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

        17. Jurisdiction; Venue; Process. Any legal action or proceeding with respect to this Agreement or the other Documents may be brought in the courts of the State of Delaware or New York and any United States federal court sitting in the State of Delaware or the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Company hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. The Company hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address as set forth herein. Nothing herein shall affect the right of the Optionees to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

        18. Waiver. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

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        IN WITNESS WHEREOF, the parties have executed this Option Agreement as of the day and year first above written.

                                      COMPANY:

                                      SEATTLE GENETICS, INC.

                                      By:   /s/ Clay B. Siegall
                                            Name: Clay B. Siegall
                                            Title: President & CEO


                                      OPTIONEES:

                                      J.P. MORGAN PARTNERS (BHCA), L.P.

                                      By:   JPMP Master Fund Manager, L.P.,
                                            its general partner

                                      By:   JPMP Capital Corp.,
                                            its general partner


                                      By:   /s/ Rodney A. Ferguson
                                            Name: Rodney A. Ferguson
                                            Title: Managing Director


                                      J.P. MORGAN PARTNERS GLOBAL INVESTORS,
                                      L.P.

                                      By:   JPMP Global Investors, L.P.,
                                            its general partner

                                      By:   JPMP Capital Corp.,
                                            its general partner

                                      By:   /s/ Rodney A. Ferguson
                                            Name: Rodney A. Ferguson
                                            Title: Managing Director

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                                      J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                      (CAYMAN), L.P.

                                      By:   JPMP Global Investors, L.P.,
                                            its general partner

                                      By:   JPMP Capital Corp.,
                                            its general partner

                                      By:   /s/ Rodney A. Ferguson
                                            Name: Rodney A. Ferguson
                                            Title: Managing Director


                                      J.P. MORGAN PARTNERS GLOBAL INVESTORS A,
                                      L.P.

                                      By:   JPMP Global Investors, L.P.,
                                            its general partner

                                      By:   JPMP Capital Corp.,
                                            its general partner

                                      By:   /s/ Rodney A. Ferguson
                                            Name: Rodney A. Ferguson
                                            Title: Managing Director


                                      J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                      (CAYMAN) II, L.P.

                                      By:   JPMP Global Investors, L.P.,
                                            its general partner

                                      By:   JPMP Capital Corp.,
                                            its general partner

                                      By:   /s/ Rodney A. Ferguson
                                            Name: Rodney A. Ferguson
                                            Title: Managing Director

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                                      BAKER/TISCH INVESTMENTS, L.P.

                                      By:   Baker/Tisch Capital, L.P.,
                                            its general partner

                                      By:   Baker/Tisch Capital (GP), LLC,
                                            its general partner

                                      By:   /s/ Felix Baker
                                            Name: Felix Baker, Ph.D.
                                            Title: Managing Member

                                      BAKER BROS. INVESTMENTS, L.P.

                                      By:   Baker Bros. Capital, L.P.,
                                            its general partner

                                      By:   Baker Bros. Capital (GP), LLC,
                                            its general partner

                                      By: /s/ Felix Baker
                                            Name: Felix Baker, Ph.D.
                                            Title: Managing Member


                                      BAKER BROS. INVESTMENTS II, L.P.

                                      By:   Baker Bros. Capital, L.P.,
                                            its general partner

                                      By:   Baker Bros. Capital (GP), LLC,
                                            its general partner

                                      By:   /s/ Felix Baker
                                            Name: Felix Baker, Ph.D.
                                            Title: Managing Member

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                                      BAKER BIOTECH FUND I, L.P.

                                      By:   Baker Biotech Capital, L.P.,
                                            its general partner

                                      By:   Baker Biotech Capital (GP), LLC,
                                            its general partner

                                      By:   /s/ Felix Baker
                                            Name: Felix Baker, Ph.D.
                                            Title: Managing Member

                                      BAKER BIOTECH FUND II, L.P.

                                      By:   Baker Biotech Capital II, L.P.,
                                            its general partner

                                      By:   Baker Biotech Capital II (GP), LLC,
                                            is general partner

                                      By:   /s/ Felix Baker
                                            Name: Felix Baker, Ph.D.
                                            Title: Managing Member

                                      BAKER BIOTECH FUND II (Z), L.P.

                                      By:   Baker Biotech Capital II, L.P.,
                                            its general partner

                                      By:   Baker Biotech Capital II (GP), LLC,
                                            is general partner

                                      By:   /s/ Felix Baker
                                            Name: Felix Baker, Ph.D.
                                            Title: Managing Member